IMMULABS CORPORATION

                                Filing Type: 8-K
                           Description: Current Report
                         Filing Date: November 29, 2002
                          Period End: November 26, 2002

            Primary Exchange: Over the Counter Includes OTC and OTCBB
                                  Ticker: IMLB





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                                Table of Contents

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                                       8-K

ITEM 5.........................................................................1


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 29, 2002


                              IMMULABS CORPORATION
             (Exact name of registrant as specified in its charter)



         Colorado                     0-26760                    84-1286065
 (State of Incorporation)          (Commission               (I.R.S   Employer
                                   File Number)              Identification No.)


              Suite 132-3495 Cambie St. Vancouver BC Canada V5Z 4R3
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (604) 696-0073





              (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On November 26, 2002 there was a Special Meeting of Shareholders who voted positively in favor of changing the company's name and in favor of a one for one hundred reverse split of the Company's stock, as per the Information Statement filed with the SEC. Consistent with the Company's overall strategic direction, the Company is currently in negotiations with a potential merger partner.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: November 29, 2002

                                       IMMULABS CORPORATION






                                       By: /s/ Ben Traub
                                          ------------------
                                          Ben Traub
                                          Director